UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2009

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On October 2, 2009, the Federal Home Loan Bank of Topeka ("FHLBank") notified members in the state of Oklahoma that Mr. James R. Hamby was deemed elected as a member director by FHLBank for a four-year term commencing January 1, 2010, and expiring December 31, 2013. In addition, FHLBank notified members in the state of Kansas that Mr. Bruce A. Schriefer was deemed elected as a member director by FHLBank for a two-year term commencing January 1, 2010, and expiring December 31, 2011. The election of these directors was reported under Item 5.02 of FHLBank’s Current Report on Form 8-K dated October 2, 2009. At the time of filing such report, the committees of FHLBank’s Board of Directors to which Messrs. Hamby and Schriefer would be named had not been determined.

In addition, on November 25, 2009, FHLBank completed its director election process for directorships commencing on January 1, 2010. Three incumbent directors were elected to four-year terms expiring December 31, 2013, including the election of Mr. Andrew C. Hove, Jr. as a public interest independent director, Mr. Richard S. Masinton as an independent director, and Mr. Steven D. Hogan as a member director from the state of Colorado. The election of these directors was reported under Item 5.02 of FHLBank’s Current Report on Form 8-K dated November 25, 2009. At the time of filing such report, the committees of FHLBank’s Board of Directors to which Messrs. Hove, Masinton and Hogan would be named had not been determined.

FHLBank is filing this Form 8-K/A to report that on December 17, 2009, the chairman of FHLBank’s Board of Directors appointed these individuals to serve on the following committees:

Mr. Hamby: Operations (Chair), Audit and Executive

Mr. Hogan: Finance and Housing & Governance

Mr. Hove: Audit and Operations

Mr. Masinton: Compensation (Chair), Executive and Finance

Mr. Schriefer: Finance and Housing & Governance

New committee assignments for the remaining FHLBank directors were also made on December 17, 2009, and will be provided in FHLBank’s Form 10-K annual report for 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 23, 2009	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel